UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                      February 26, 2007 (February 20, 2007)
                      -------------------------------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   1-9334                                13-3258160
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          (Commission File Number)            (IRS Employer Identification No.)


      Two Trap Falls Road, Suite 402, CT                         06484
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
---------     ------------------------------------------------------------------
              Appointment of Certain Officers; Compensatory Arrangements of
              -------------------------------------------------------------
              Certain Officers
              ----------------

     The employment of Vijay C. Tharani, Vice President, Chief Financial Officer and Treasurer of Baldwin Technology Company, Inc. (the "Company"), as well as his employment agreement (dated June 8, 2001 as amended November 11, 2003) will terminate effective March 2, 2007. Additional information relating to Mr. Tharani's departure is contained in the Company's press release dated February 26, 2007, and filed with this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

     In conjunction with Mr. Tharani's departure from the Company, the Company will pay to Mr. Tharani, among other things, a severance payment in an amount equal to his current annual base salary ($255,852) and supplemental retirement benefits, in accordance with the terms of Mr. Tharani's employment agreement.


Item 9.01     Financial Statements and Exhibits
---------     ---------------------------------

      (d)     Exhibits

              99.1 Press release titled "Baldwin's CFO to Leave the Company" dated February 26, 2007 and issued by the Company on February 26, 2007 (filed herewith).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       BALDWIN TECHNOLOGY COMPANY, INC.
                                                (Registrant)


                                       By:     /s/ Leon Richards
                                          --------------------------------------
                                             Name: Leon Richards
                                             Title: Controller (Chief Accounting
                                                    Officer)



Dated: February 26, 2007


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